Semiannual Report

Financial
Services
Fund

June 30, 1997

T. Rowe Price

Report Highlights

Financial Services Fund

o Financial services stocks were strong during the first half, propelled by continuing corporate earnings growth and benign inflation.

o    Your fund posted a solid return for the six months ended
     June 30, surpassing the average return for similar funds and almost matching the S&P 500.

o The two main areas of concentration continued to be insurance and specialty financial services stocks, which compose two-thirds of fund assets.

o EXEL, Travelers Group, and ADVANTA were the major contributors to positive performance. Troubled Mercury
     Finance, not a major holding, was a liability.

o While investors should temper their expectations for near-term returns, several trends should benefit financial services stocks over the long term.

Fellow Shareholders

Financial services stocks performed strongly in the first six months of 1997, as continued corporate earnings growth and a benign inflationary environment contributed to a rally in the sector.

Performance Comparison

                                       Since
                                   Inception
Periods Ended 6/30/97               6 Months   (9/30/96)
_________________________________________________________

Financial Services Fund                20.51%      36.66
%
S&P 500                                20.61       30.66

Lipper Financial Services
Funds Average                          19.89       33.22

Your fund responded to the favorable economic background by gaining 20.51% in the first half, ahead of the Lipper Financial Services Funds Average of 19.89% and basically in line with the overall market's gain of 20.61%, as measured by the unmanaged Standard & Poor's 500 Stock Index. Since the fund's inception last September, it has generated a total return of 36.66%, surpassing both the average return of 33.22% for the Lipper benchmark and the S&P 500's 30.66% return.

INVESTMENT PHILOSOPHY

Since our first letter to shareholders for the period ended December 31, 1996, many new investors have joined the fund. Given the number of new investors, we would like to review our investment philosophy so that all shareholders know where and how their money is being put to work.

o Our investment approach will emphasize intensive, fundamental research on each company. The research process includes ongoing company visits, senior management interviews, detailed financial analysis, and independent confirmation of the company's business prospects through customer, supplier, and competitor sources.

o While we strongly believe in portfolio diversification, we will selectively and prudently concentrate fund holdings when our conviction level is particularly high.

o We will seek out and maintain exposure to superior, well-managed financial services companies that stand to benefit from long-term investment themes operating in the sector.

o We will pay as much attention to downside risk as to upside potential in our stock selection process. Reducing risk is a key factor in producing superior returns over the entire market cycle.

o We will strive to be as tax-efficient as possible in the overall management of the fund. However, an important part of our risk-reduction strategy is to invest in stocks that pay dividends, providing an income cushion during market downturns. Therefore, the fund is likely to pay income dividends every year.

o We eat our own cooking. Your portfolio manager has a significant stake in the fund.

We believe that consistent application of our six basic investment principles will generate superior relative performance over the long term.

STRATEGY

Our investment strategy has not changed substantively since our last letter. However, we have slightly altered our weightings in certain sectors in light of the changes we perceive in their risk/reward characteristics. Our largest portfolio concentration remains the insurance industry, which represented 41% of net assets as of June 30, 1997, a six-percentage-point increase from our allocation at the end of last year. We increased our investment exposure to several Bermuda-based property/casualty insurers because of their attractive valuations and fundamentals relative to their U.S. counterparts. The strategy paid off in June, when these stocks substantially outperformed the market. We still believe this segment's valuation is quite attractive relative to other financial services sectors and will most likely continue to overweight it.

Our largest portfolio concentration remains the insurance industry.

Our second-largest area of exposure is still the specialty financial services sector, which was 26% of net assets as of June 30, 1997, versus 23% at year-end. In April, we used weakness in several of these stocks to establish positions that significantly outperformed the market in May and June. While the specialty financial area is typically more volatile than other financial services sectors, we are likely to add selectively to these holdings when opportunities arise. This is because their prospects for growth and return on capital are generally greater than those in other financial services sectors, in our view.

Sector Diversification

Insurance                                      41%

Reserves                                        9

Conglomerates                                   1

Bank and Trust                                 16

Miscellaneous Business Services                 3

Specialty Financial Services                   26

Computer Services and Software                  3

Electrical Equipment                            1

Based on net assets as of 6/30/97.

The portfolio's third-largest sector is banking, which represented 16% of net assets on June 30 compared with 21% at year-end. Bank stocks performed well in the first half of the year, prompting us to reduce holdings when absolute valuation levels for certain portfolio names appeared high relative to their potential earnings growth. We continued to focus on money center or super-regional banks, as we prefer to invest in "consolidators" rather than speculate on highly valued possible takeover candidates. We will selectively add to our regional bank holdings when valuation and earnings fundamentals look attractive and the potential for consolidation exists.

PORTFOLIO REVIEW

During the first half of the year, fund performance was positively affected by EXEL, which contributed $0.14 to the net asset value (NAV) per share. EXEL is an excess liability insurance company based in Bermuda. Its core business generates significant amounts of excess capital, which management is redeploying to finance acquisitions, to enter new lines of business, and to repurchase stock. We believe management's enlightened capital management philosophy, along with the company's relatively low valuation, continue to make the stock attractive.

Other standouts in the first half included financial conglomerate Travelers Group, credit card issuer ADVANTA, and Erie Indemnity, one of the premier personal lines insurers in the U.S.

The fund's NAV lost $0.11 after disclosures of financial irregularities at Mercury Finance, a subprime auto lender. We had originally spent a good deal of time reviewing financial statements and prospects with company management and believed the stock represented an attractive investment at the time we made it. Our confidence in its potential was bolstered by the Bank of Boston's willingness to take a 16% stake in the common stock as payment for the sale of the bank's Fidelity Acceptance subprime auto finance unit to Mercury Finance. Unfortunately, a forced restatement of Mercury Finance's financial results for the past few years was compelled by the fraudulent accounting practices of management. We relied on those statements in our analysis of the stock, and we are currently seeking redress in a lawsuit. New management has now been hired at Mercury Finance, and it appears that the situation has stabilized somewhat. We believe Mercury Finance's franchise has some value and, therefore, still have an investment in the shares. We continue to monitor this situation closely and to review our options frequently. Unfortunately, while we strive to limit downside risk, situations such as this do occur, underscoring the risks of equity investing. Other poor performers included specialty financial lender Aames Financial, financial services software provider Intuit, and PNC Bank.

We believe there are a number of positive long-term trends affecting the financial services industry.

Tables following this letter contain a list of our top 25 holdings, as well as the major contributors to fund performance.
Overall, we were pleased with fund results during the first half of the year and the nine months since inception.

OUTLOOK

As discussed in our year-end letter, we believe there are a number of positive long-term trends affecting the financial services industry. Perhaps the most significant one during the next 10 to 15 years will be the need for aging baby boomers to save for their retirement years. This group is the largest consumer of financial services, and companies with the products and distribution to meet boomer needs should benefit from this trend. A second trend we see is the ongoing consolidation and deregulation in the financial services area. Banks, insurance companies, and securities firms, among others, are positioning themselves to profit from a more relaxed regulatory environment and to take advantage of the demographic trend mentioned. The Financial Services Fund benefited from a number of takeovers during its first nine months of operation.

Though our long-term outlook continues to be quite positive, we are only cautiously optimistic about the near term. While the current environment of subdued inflation, stable interest rates, and moderate economic growth is very favorable for financial services stocks, we are concerned about absolute levels of valuation for stocks in this industry. Thus, we do not expect the second half of 1997 to be as rewarding as the first half.

However, we do see attractive areas for investment, particularly in smaller-capitalization financial stocks. We would consider weighting the portfolio more in smaller-cap issues during the next six months if large-cap financial stocks continue to maintain their historically high absolute valuation levels. We strongly believe that the dynamic nature of the financial services sector, along with favorable secular trends, will continue to reward investors with good results over the long term. We will work diligently to provide investors with those returns.

Respectfully submitted,

Daniel M. Theriault
President and Chairman of the Investment Advisory Committee

July 18, 1997

T. Rowe Price Financial Services Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS


Percent of
                                            Net Assets
                                               6/30/97
_______________________________________________________

Mid Ocean Limited                                  3.7%

ACE Limited                                        3.2

EXEL                                               3.2

Travelers Group                                    2.9

Mutual Risk Management                             2.8

______________________________________________________

Transamerica                                       2.6

Aames Financial                                    2.4

Chase Manhattan                                    2.4

Delta Financial                                    2.3

CWM Mortgage Holdings                              2.2
______________________________________________________

St. Paul Companies                                 2.0

Wells Fargo                                        2.0

NationsBank                                        1.8

Nationwide Financial Services                      1.8

UICI                                               1.7
______________________________________________________

PartnerRe Holdings                                 1.7

Citicorp                                           1.7

ADVANTA                                            1.6

Mellon Bank                                        1.6

Erie Indemnity                                     1.4


______________________________________________________

Intuit                                             1.4

W. R. Berkley                                      1.4

Fannie Mae                                         1.4

Freddie Mac                                        1.3

American Express                                   1.3

Total                                             51.8%

T. Rowe Price Financial Services Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/97

Ten Best Contributors
_______________________________________________________

EXEL                                         14(cents)

Travelers Group                                     11

ADVANTA *                                           10

Erie Indemnity *                                     9

Mutual Risk Management                               8

ACE Limited                                          8

AmerUs Life *                                        8

GE  7

Mercury General *                                    6

Money Store *                                        6
_______________________________________________________

Total                                        87(cents)


6 Months Ended 6/30/97

Ten Worst Contributors
_______________________________________________________

Mercury Finance                            - 11(cents)


Aames Financial                                      8

Intuit                                               5

PNC Bank **                                          3

SABRE Group Holdings **                              1

ACC Consumer Finance **                              1

Transamerica *                                       1

Willis-Corroon ADR                                   1

First Mariner Bancorp                                -

UICI                                                 -
_______________________________________________________

Total                                      - 31(cents)



9 Months Ended 6/30/97

Ten Best Contributors
_______________________________________________________


Mutual Risk Management *                     18(cents)

EXEL *                                              16

Travelers Group *                                   14

ACE Limited *                                       11

ADVANTA *                                           10

Mellon Bank *                                        9

Mid Ocean Limited *                                  9

Erie Indemnity *                                     9

NationsBank *                                        8

AmerUs Life *                                        8
_______________________________________________________

Total                                       112(cents)


9 Months Ended 6/30/97

Ten Worst Contributors
_______________________________________________________


Aames Financial *                           - 9(cents)

Mercury Finance *                                    8

Intuit *                                             5

First Investors Financial *                          4

PNC Bank **                                          3

H&R Block **                                         2

ACC Consumer Finance **                              1

Transamerica *                                       -

AmeriCredit **                                       -

Onyx Acceptance *                                    -
_______________________________________________________

Total                                      - 32(cents)

     *    Position added
    **    Position eliminated

T. Rowe Price Financial Services Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Performance Comparison

Financial Services Fund
As of 6/30/97

                                    Financial
                    S&P 500     Services Fund
_______________________________________________

9/30/96            $ 10,000     $      10,000

6/97                 13,066            13,666


Total Return

                                        Since Inception
Periods Ended 6/30/97   6 Months    Inception      Date
_________________________________________________________

Financial Services
Fund                      20.51%       36.66%   9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Financial Services Fund
Unaudited

Financial Highlights

         For a share outstanding throughout each period

                                    6 Months     9/30/96
                                        Ended    Through
                                      6/30/97   12/31/96
NET ASSET VALUE

Beginning of period                 $   11.31  $   10.00

Investment activities
    Net investment income                0.06*      0.04*
    Net realized and
    unrealized gain (loss)               2.26       1.30

    Total from
    investment activities                2.32       1.34

Distributions
    Net investment income                   -       (.03)

NET ASSET VALUE

End of period                       $   13.63  $   11.31
                                    ____________________

Ratios/Supplemental Data

Total return                          20.51%*    13.40%*

Ratio of expenses to
average net assets                     1.25%*!    1.25%*!

Ratio of net investment
income to average
net assets                             1.13%*!    1.71%*!

Portfolio turnover rate                 83.7%!      5.6%!

Average commission rate paid        $  0.0521  $  0.0389

Net assets, end of period
(in thousands)                      $  88,923  $  30,047

*   Excludes expenses in excess of a 1.25% voluntary expense
    limitation in effect through 12/31/98.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
Unaudited
June 30, 1997

Statement of Net Assets
                                   Shares/Par      Value
                                            In thousands

Common Stocks  91.4%

FINANCIAL  83.6%

Bank and Trust  15.9%

BankBoston                             11,850  $     854

Chase Manhattan                        21,880      2,124

Citicorp                                          12,610

                                                   1,520

First Chicago NBD                      17,200      1,041

First Commerce                         19,000        835

First Mariner Bancorp *                18,000        229

Fleet Financial Group                  14,620        925

KeyCorp                                17,000        950

Mellon Bank                            31,330      1,414

NationsBank                            24,800      1,599

Signet Banking                         25,060        902

Wells Fargo                             6,435      1,734

                                                  14,127

Insurance  41.1%

ACE Limited                            38,600      2,852

American General                       20,130        961

AmerUs Life                            41,500      1,154

Chubb                                  10,000        669

Citizens Corp.                          5,000        138

Erie Indemnity                         32,800      1,279

EXEL                                   53,215      2,807

Harleysville Group                     20,260        771

Hartford Life *                        20,000        750

Hilb, Rogal and Hamilton               50,000        850

LaSalle Re Holdings                    39,000      1,150

Mercury General                        10,000        728

Mid Ocean Limited                      62,110      3,257

NAC Re                                 15,000        726

Nationwide Financial
    Services (Class A)                 59,000      1,567

PartnerRe Holdings                     39,960      1,523

PennCorp Financial Group               20,640        795

Protective Life                        21,000      1,055

Provident                              19,000      1,017

PXRE                                   26,863  $     826

Sphere Drake Holdings                  50,750        435

St. Paul Companies                     23,000      1,754

Transamerica                           25,000      2,339

Travelers Property Casualty
    (Class A)                          24,010        957

Trenwick Group                         15,000        568

UICI *                                 51,940      1,529

Unionamerica Holdings PLC              50,000      1,031

UNUM                                   24,830      1,043

W. R. Berkley                          21,250      1,243

Willis-Corroon ADR                     68,620        768

                                                  36,542

Financial Services  26.6%

Aames Financial                       115,250      2,132

ADVANTA (Class B)                      40,000      1,422

Alleghany *                             1,836        399

American Express                       15,550      1,158

Capital Re                              4,000        214

Countrywide Credit                     36,000      1,123

CWM Mortgage Holdings                  80,000      1,915

Delta Financial *                     108,000      2,065

Fairfax Financial (144a)
    (CAD) *                             3,600      1,043

Fannie Mae                             27,620      1,205

First Investors Financial *            63,265        467

First Sierra Financial *              100,000      1,087

Franklin Resources                     11,835        859

Freddie Mac                            34,440      1,184

Fund American Enterprises               5,600        588

John Nuveen                            21,175        662

Leucadia National                       4,500        139

Liberty Financial Companies            10,800        539

Mercury Finance                        87,000        212

Money Store                            30,000        858

Onyx Acceptance *                     100,000        769

Travelers Group                        41,133      2,594

Zurich Reinsurance                     25,000        988

                                                  23,622

Total Financial                                   74,291


MISCELLANEOUS  0.5%

Conglomerates  0.5%

Berkshire Hathaway *                        9  $     425

Total Miscellaneous                                  425

CAPITAL EQUIPMENT  1.1%

Electrical Equipment  1.1%

GE                                     15,000        980

Total Capital Equipment                              980

BUSINESS SERVICES AND
TRANSPORTATION  6.2%

Miscellaneous Business Services  2.8%

Mutual Risk Management                 54,150      2,484

                                                   2,484

Computer Service and Software  3.4%

DST Systems *                          26,000        866

First Data                             21,000        923

Intuit *                               54,700      1,253

                                                   3,042

Total Business Services and
    Transportation                                 5,526

Total Common Stocks (Cost  $71,237)               81,222

Short-Term Investments  10.7%

Certificates of Deposit  3.4%

Deutsche Bank AG, 6.00%,
    7/29/97                         1,000,000      1,000

Union Bank of California,
    5.55%, 7/11/97                  1,000,000      1,000

World Savings Bank, 5.57%,
    7/8/97                          1,000,000      1,000

                                                   3,000
Commercial Paper  7.3%

Banque Nationale de Paris,
    5.55%, 7/14/97                  1,000,000        998

BMW U.S. Capital, 5.56%,
    8/25/97                         1,000,000        991

Golden Managers Acceptance,
    5.56%, 7/10/97                  1,000,000  $     999

Market Street Funding, 5.60%,
    8/13/97                         1,000,000        993

Investments in Commercial
    Paper through a Joint Account
    6.05 - 6.20%, 7/1/97            2,547,588      2,548

                                                   6,529

Total Short-Term Investments
    (Cost  $9,529)                                 9,529

Total Investments in Securities
    102.1% of Net Assets
    (Cost $80,766)                             $  90,751

Other Assets Less Liabilities                     (1,828)

NET ASSETS                                     $  88,923
                                               _________

Net Assets Consist of:

Accumulated net investment income -
    net of distributions                       $     359

Accumulated net realized gain/loss -
    net of distributions                           2,007

Net unrealized gain (loss)                         9,985

Paid-in-capital applicable to
    6,522,422 shares of $0.0001 par
    value capital stock outstanding;
    1,000,000,000 shares authorized               76,572

NET ASSETS                                     $  88,923
                                               _________

NET ASSET VALUE PER SHARE                      $   13.63
                                               _________

    *     Non-income producing
   CAD    Canadian dollar
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 1.17% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
Unaudited

Statement of Operations
In thousands

                                                6 Months
                                                   Ended
                                                 6/30/97

Investment Income

Income
      Dividend                                 $     615
      Interest                                       141

      Total income                                   756

Expenses
      Shareholder servicing                          159
      Investment management                          146
      Custody and accounting                          44
      Registration                                    23
      Prospectus and shareholder reports               9
      Legal and audit                                  8
      Directors                                        3
      Miscellaneous                                    5

      Total expenses                                 397

Net investment income                                359

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      on securities                                2,007

Change in net unrealized gain or
      loss on securities                           8,800

Net realized and unrealized gain (loss)           10,807

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $  11,166

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                     6 Months    9/30/96
                                        Ended    Through
                                      6/30/97   12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income           $     359  $      63
    Net realized gain (loss)            2,007          6
    Change in net unrealized
      gain or loss                      8,800      1,185

    Increase (decrease) in net
      assets from operations           11,166      1,254

Distributions to shareholders
    Net investment income                   -        (74)

Capital share transactions*
    Shares sold                        72,679     31,393
    Distributions reinvested                -         71
    Shares redeemed                   (24,969)    (2,744)

    Increase (decrease) in net
      assets from capital
      share transactions               47,710     28,720

Net equalization                            -         47

Net Assets

Increase (decrease) during period      58,876     29,947
Beginning of period                    30,047        100

End of period                       $  88,923  $  30,047

*Share information
    Shares sold                         5,950      2,889
    Distributions reinvested                -          6
    Shares redeemed                    (2,084)      (248)

    Increase (decrease) in shares
      outstanding                       3,866      2,647

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
Unaudited                           June 30, 1997

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $67,912,000 and $24,785,000, respectively, for the period ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $80,766,000, and net unrealized gain aggregated $9,985,000, of which $11,259,000 related to appreciated investments and $1,274,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $46,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion.

At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $68,000 of management fees were not accrued by the fund for the six months ended June 30, 1997. Additionally, $26,000 of unaccrued 1996 fees and expenses are subject to reimbursement through December 31, 2000.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $151,000 for the six months ended June 30, 1997, of which $28,000 was payable at period-end.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Global Government Bond
Emerging Markets Bond
International Bond

Money Market Funds

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

   *  Closed to new investors.
  **  Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the
T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member
NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

   * Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.
  ** Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):

1-800-638-2587 toll free
For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the
T. Rowe Price Financial Services Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F17-051 6/30/97